Exhibit 10.1

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of March 8, 2017 (this “Amendment”), by and among HMS Holdings Corp. (the “Borrower”), the subsidiaries of the Borrower party hereto (the “Guarantors”), and the Lenders (as defined below) party hereto, to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the financial institutions from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) are parties to that certain Amended and Restated Credit Agreement dated as of May 3, 2013 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent have agreed, to amend Section 6.01 of the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

Section 1.     Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement (as amended pursuant to Section 2 below) and used herein shall have the meanings given to them in the Credit Agreement.

Section 2.     Amendments. The Credit Agreement is hereby amended, effective as of the date hereof as follows:

(a) The lead-in paragraph to Section 6.01 is hereby amended by deleting the phrase “the Administrative Agent and each Lender” therefrom and inserting in lieu thereof the following phrase “the Administrative Agent (which shall promptly furnish to each Lender)”.

(b) Section 6.01(a) is hereby amended by inserting the following language immediately following the phrase “within 90 days”:

“(or, in the case of the Fiscal Year ended December 31, 2016, within 180 days)”.

(c) Section 6.01(b) is hereby amended by inserting the following language immediately following the phrase “within 45 days”:

“(or, in the case of the fiscal quarter ending March 31, 2017, simultaneously with the delivery of the audit for the Fiscal Year ended December 31, 2016 as required by Section 6.01(a) hereof)”

(d) The definition of “Arrangers” is hereby amended by inserting the following language immediately following the phrase “Merrill Lynch, Pierce, Fenner & Smith Incorporated”:

“(or any other registered broker-dealer wholly owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement)”

Section 3.     Effectiveness. This Amendment shall become effective as of the date first written above upon receipt by the Administrative Agent of duly executed counterparts signature pages to this Amendment by each the Required Lenders, the Borrower and the Guarantors.

Section 4.     Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants (x) that this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (iii) implied covenants of good faith and fair dealing, (y) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (z) all of the representations and warranties contained in Article IV of the Credit Agreement are true and correct as of the date hereof in all material respects, unless such representation or warranty relates to a prior date, in which case, such representation and warranty shall be true and correct in all material respects as of that date.

Section 5.     Effect of Amendment.

(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (including the Obligations of the Guarantee under Article III of the Credit Agreement) and the validity of Liens granted by each Loan Party pursuant to the Security Documents to which it is party. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents.

(b)   On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 6.     General.

(a)    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.12 AND 10.13 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

(b)   Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(c)    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)   Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

HMS HOLDINGS CORP., as Borrower

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	EVP, Chief Financial Officer and Treasurer

GUARANTORS:

ALLIED MANAGEMENT GROUP SPECIAL INVESTIGATION UNIT, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	EVP, Chief Financial Officer and Treasurer

ESSETTE, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	EVP, Chief Financial Officer and Treasurer

HEALTH MANAGEMENT SYSTEMS, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	EVP, Chief Financial Officer and Treasurer

[HMS – Signature Page to Amendment No. 1]

HEALTHDATAINSIGHTS, INC.

By:	/s/ Gary Call
Name:	Gary Call
Title:	Interim President

HMS CARE ANALYTICS, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	EVP, Chief Financial Officer and Treasurer

INTEGRIGUARD, LLC

By:	/s/ Michele Carpenter
Name:	Michele Carpenter
Title:	Senior Vice President

PERMEDION, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	EVP, Chief Financial Officer and Treasurer

[HMS – Signature Page to Amendment No. 1]

CITIBANK, N.A.

By:	/s/ Alvaro De Velasco
Name:	Alvaro De Velasco
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Amie L. Edwards
Name:	Amie L. Edwards
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Sterling B. Pierce, III
Name:	Sterling B. Pierce, III
Title:	Senior Vice President

CITIZENS BANK, N.A.

By:	/s/ Prasanna Manyem
Name:	Prasanna Manyem
Title:	Vice President

FIFTH THIRD BANK

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	VP

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director

[HMS – Signature Page to Amendment No. 1]

MIZUHO BANK, LTD.

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

MUFG UNION BANK, N.A.

By:	/s/ Scott O’Connell
Name:	Scott O’Connell
Title:	Director

SUNTRUST BANK

By:	/s/ Tyler Stephens
Name:	Tyler Stephens
Title:	Vice President

TD BANK, N.A.

By:	/s/ Shivani Agarwal
Name:	Shivani Agarwal
Title:	Senior Vice President

[HMS – Signature Page to Amendment No. 1]